  Exhibit 99.1

Palatin Technologies Announces Closing of License Agreement
 with AMAG Pharmaceuticals for North American Rights to Rekynda™
Will Also Report Second Quarter 2017 Results and Discuss Next Steps in its Development Programs
Teleconference and Webcast to be held on February 9, 2017

CRANBURY, NJ – February 3, 2017 – Palatin Technologies, Inc. (NYSE MKT: PTN) announced the closing of its license agreement with AMAG Pharmaceuticals, Inc. (Nasdaq: AMAG) for exclusive North American rights to develop and commercialize Rekynda™ (bremelanotide), an investigational product designed for on-demand treatment of hypoactive sexual desire disorder (HSDD) in pre-menopausal women. Palatin received an initial payment of $60,000,000 under the license agreement.
“We are very pleased and excited to be working closely with AMAG to complete the activities required to support an NDA filing with the FDA,” said Carl Spana, Ph.D., chief executive officer of Palatin Technologies. “We believe Rekynda will offer an important therapeutic alternative for pre-menopausal women suffering from HSDD and we are confident that AMAG’s commercial capabilities and expertise will drive a successful approval and launch of Rekynda in early 2019.”
Palatin will hold a conference call and audio webcast on Thursday, February 9, 2017 at 11:00 a.m. Eastern time to discuss its role in further development and regulatory approval of Rekynda. Management will also discuss anticipated next steps in Palatin’s portfolio of drug development programs, including its melanocortin receptor1 agonist peptides for treatment of inflammatory and dermatologic disease indications, melanocortin receptor-4 agonist compounds for treatment of obesity and diabetes, and natriuretic peptide receptorA agonist compounds for treatment of cardiovascular and pulmonary indications. The call will also include a review of Palatin’s operating results for its second fiscal quarter ended December 31, 2016. Palatin will release its second quarter operating results on Thursday, February 9, 2017, before the open of the U.S. Financial markets.
Conference Call / Audio Webcast
Individuals interested in listening to the conference call live can dial 1-800-500-0311 (US/Canada) or
1-719-457-2641 (International), conference ID 9389688. Individuals interested in listening to the live conference call via the internet may do so by logging on to the “Investor/Webcasts” section of Palatin’s website at http://www.palatin.com.
Approximately one hour after the completion of the conference call, a telephone and audio webcast replay will be available through February 16, 2017. To access the telephone replay, dial 1-888-203-1112 (US/Canada) or 1-719-457-0820 (International), passcode 9389688.

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About Palatin Technologies
Palatin Technologies, Inc. is a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential. Palatin's strategy is to develop products and then form marketing collaborations with industry leaders in order to maximize their commercial potential. For additional information regarding Palatin, please visit Palatin's website at http://www.palatin.com.
Rekynda™ is a trademark of Palatin Technologies, Inc.
Forward-Looking Statements
Statements in this press release that are not historical facts, including statements about future expectations of Palatin Technologies, Inc., such as statements about actions by third parties, clinical trial results, potential actions by regulatory agencies, financings, projected operations and other statements containing the words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995. Palatin intends that such forward-looking statements be subject to the safe harbors created thereby. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause Palatin's actual results to be materially different from its historical results or from any results expressed or implied by such forward-looking statements. Palatin's actual results may differ materially from those discussed in the forward-looking statements for reasons including, but not limited to, factors discussed in Palatin's periodic filings with the Securities and Exchange Commission. Palatin is not responsible for updating for events that occur after the date of this press release.
Palatin Technologies Investor Inquiries:
Stephen T. Wills, CPA, MST
Chief Operating Officer / Chief Financial Officer
Tel: (609) 495-2200 / info@palatin.com

Palatin Technologies Media Inquiries:
Paul Arndt, MBA, LifeSci Advisors, LLC
Managing Director
Tel: (646) 597-6992 / Paul@LifeSciAdvisors.com

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